CONTINGENT ASSETS AND LIABILITIES	12 Months Ended
Jun. 30, 2025
CONTINGENT ASSETS AND LIABILITIES [Abstract]
CONTINGENT ASSETS AND LIABILITIES	CONTINGENT ASSETS AND LIABILITIES
Titan Project
The Titan Project is prospective for critical mineral sands including titanium minerals, rare earth minerals, high grade silica sand and zircon minerals. At June 30, 2025, the Group had entered into exclusive option agreements with local landowners in Tennessee, in relation to its Titan Project, which upon exercise, allows the Group to lease or, in some cases purchase, the acres of surface property and the associated mineral rights from the local landowners. As of June 30, 2025, the Titan Project comprised approximately 10,083 acres of surface and associated mineral rights in Tennessee, of which approximately 1,488 acres are owned by IperionX, approximately 417 acres are subject to long-term lease by IperionX, and approximately 8,178 acres are subject to exclusive option agreements with IperionX. During the option period, our option agreements provide us with exclusive right to access, enter, occupy and use the surface property for all purposes related to exploring for and evaluating all minerals in return for making annual option payments and bonus payments during periods when we conduct drilling. Upon exercise, in the case of an option to lease, the Company will pay a production royalty to the landowners, subject to a minimum royalty. Upon exercise, in the case of a purchase, the Company will pay cash consideration approximating the fair market value of the property, excluding the value of any minerals, plus a premium.